UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 24, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-14164                95-3518892
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



401 NORTH WABASH AVENUE, SUITE 740
          CHICAGO, IL                                              60611
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299


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                              ITEM 5. OTHER EVENTS

         On June 24, 2004, we issued a press release announcing the launch of a tender offer and consent solicitation by Hollinger International Publishing Inc. for any and all of its $300 million in aggregate principal amount of 9% senior notes due 2010. The press release is attached hereto as exhibit 99.1 and is incorporated by reference into this filing.


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


   (c)   Exhibit Number          Description

         Exhibit 99.1            Press Release dated June 24, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HOLLINGER INTERNATIONAL INC.
                                        (Registrant)


Date: June 25, 2004                      By: /s/ Gordon Paris
                                             -------------------------------
                                             Name:  Gordon Paris
                                             Title: President and Chief
                                                    Executive Officer